Business Combinations - Nonrecurring Pro Forma Adjustments Affecting Net Income (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Business Combinations [Abstract]
Acquisition-related expenses, pre-tax	$ (1)	$ 0
Restructuring, impairment and other charges	(1)	0
Inventory fair value adjustments, pre-tax	2	(3)
Other pro forma adjustments, pre-tax	2	3
Income taxes	$ 3	$ 3